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                                 EXHIBIT 1(C)
                                 CERTIFICATE

   The undersigned hereby certifies that he is the Secretary of Dean Witter Developing Growth Securities Trust (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Amendment to the Declaration of Trust of the Trust adopted by the unanimous written consent of the Trustees of the Trust on May 18, 1984, as provided in Section 9.3 of the said Declaration, said Amendment to take effect on May 18, 1984, and I do hereby further certify that such Amendment has not been amended and is on the date hereof in full force and effect.

   Dated this 21st day of May, 1984.

                                          -----------------------------------
                                          Sheldon Curtis
                                          Secretary

(SEAL)




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                                  AMENDMENT

Dated: May 18, 1984
To Be Effective: May 18, 1984

                                      TO
                DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
                             DECLARATION OF TRUST
                           DATED DECEMBER 28, 1982




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                                          Amendment dated May 18, 1984 to the
                                          Declaration of Trust (the
                                          "Declaration") of Dean Witter
                                          Developing Growth Securities Trust
                                          dated December 28, 1982.

WHEREAS, the Trust was established by the Declaration on the date hereinabove set forth under the laws of The Commonwealth of Massachusetts; and

WHEREAS, the Trustees of the Trust have deemed it advisable to appoint a resident agent of the Trust in The Commonwealth of Massachusetts, such provision to be effective on May 18, 1984.

NOW, THEREFORE, pursuant to Section 9.3 of the Declaration, the Trustees hereby amend the Declaration as follows, to be effective on May 18, 1984.

   1. Section 11.2 of Article XI of the Declaration is hereby amended so that that Section shall read in its entirety as follows:
        "Section 11.2. Resident Agent. The Prentice-Hall Corporation System, Inc., 84 State Street, Boston, Massachusetts 02109 is the resident agent of the Trust in The Commonwealth of Massachusetts."

   2. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.




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   3.   This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed
this instrument this 18th day of May   , 1984.

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Irwin Friend, as Trustee
and not individually
1250 Round Hill Road
Bryn Mawr, PA 19010

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Andrew J. Melton, Jr., as
Trustee and not individually
Five World Trade Center
New York, NY 10048

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Albert T. Sommers, as
Trustee and not individually
16 Bonnie Heights Road
Manhasset, NY 10030

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John R. Haire, as Trustee
and not individually
439 East 51st Street
New York, NY 10022

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John J. Scanlon, as
Trustee and not individually
2345 Redding Road
Fairfield, CT 06436

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Edward R. Telling, as
Trustee and not individually
Sears, Roebuck & Company
Sears Tower, 68th floor
Dept. 902
Chicago, IL 60684




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STATE OF NEW YORK )
:ss.:
COUNTY OF NEW YORK)

   On this 18th day of May, 1984, Irwin Friend, John R. Haire, Andrew J. Melton, Jr., John J. Scanlon, Albert T. Sommers and Edward R. Telling, known to me and known to me to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.

                                          -----------------------------------
                                          Notary Public